Fees Summary	Sep. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,111,494,076.50
Previously Paid Amount	0.00
Total Fee Amount	2,466,669.74
Total Offset Amount	0.00
Net Fee	$ 2,466,669.74
Final Prospectus	false